EXHIBIT 99.4

PLEDGE AGREEMENT

      PLEDGE AGREEMENT, dated as of September 23, 2004, made by PubliCARD, Inc., (the "Pledgor") in favor of Pension Benefit Guaranty Corporation ("PBGC"), pursuant to the Settlement Agreement dated September 23, 2004 by and between PubliCARD and PBGC (the "Settlement Agreement").

                                   WITNESSETH:

      WHEREAS, pursuant to the Settlement Agreement PubliCARD has issued a promissory note ("Note") to the PBGC in the principal amount of Seven Million Five Hundred One Thousand Three Hundred and Ten Dollars ($7,501,310.00); and

      WHEREAS, as security for (a) the due and punctual payment of principal under the Note and (b) the due and punctual payment of all reasonable costs and expenses incurred by the PBGC in the collection of amounts due under the Note and for the enforcement of its rights, and for other obligations that may arise, under the Settlement Agreement and this Agreement, including, without limitation, reasonable attorneys fees (collectively, the "Secured Obligations"), PubliCARD has agreed to execute this pledge and to deliver certain shares of stock to the PBGC in furtherance of that pledge all as more fully described herein;

      NOW, THEREFORE, in consideration of the premises, the Pledgor hereby agrees with the PBGC as follows:

      1. Defined Terms. Unless otherwise defined herein, terms defined in the Settlement Agreement and used herein shall have the meanings given to them in the Settlement Agreement. The following terms shall have the following meanings:

            "Agreement": this Pledge Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

            "Code": the Uniform Commercial Code from time to time in effect in the State of New York.

            "Collateral": the Pledged Stock, and all Proceeds.

            "Event of Default" shall mean an Event of Default as defined in
            Section VIII of the Settlement Agreement.

            "Issuers": the collective reference to the companies identified on
            Schedule 1 attached hereto as the issuers of the Pledged Stock; individually, each an "Issuer." ------

            "Pledged Stock": the shares of capital stock listed on Schedule 1, together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by any Issuer to the Pledgor in respect of such shares while this Agreement is in effect.

            "Proceeds": all "proceeds" as such term is defined in the Code.

            "Securities Act": the Securities Act of 1933, as amended, or such law of another country that applies to registration rights and requirements, as amended.

      The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

      2. Pledge; Grant of Security Interest. Pledgor hereby delivers to the PBGC all the Pledged Stock and hereby grants to the PBGC a first security interest in the Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations.

      3. Stock Powers; Endorsements. Concurrently with the delivery to the PBGC of each certificate representing one or more shares of Pledged Stock to the PBGC, the Pledgor of such Pledged Stock shall deliver an undated stock power covering such certificate, duly executed in blank by such Pledgor with, if the PBGC so requests, signature guaranteed.

      4. Representations and Warranties. Pledgor represents and warrants that:

            1. It has the corporate power and authority and the legal right to execute and deliver, to perform its obligations under, and to grant the lien on the Collateral pursuant to, this Agreement and has taken all necessary corporate action to authorize its execution, delivery and performance of, and grant of the lien on the Collateral pursuant to, this Agreement.

            2. This Agreement constitutes a legal, valid and binding obligation of Pledgor, enforceable in accordance with its terms, and upon delivery to the PBGC of the stock certificates evidencing the Pledged Stock, the lien created pursuant to this Agreement will constitute a valid, perfected first priority security interest in the Collateral, enforceable in accordance with its terms against all creditors of the Pledgor and any Persons purporting to purchase any Collateral from such Pledgor, except in each case as enforceability may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

            3. The execution, delivery and performance of this Agreement will not violate any provision of any law of the United States or any state thereof, or contractual obligation of Pledgor and will not result in the creation or imposition of any lien on any of the properties or revenues of such Pledgor pursuant to any law or contractual obligation of Pledgor, except the security interest created by this Agreement.

            4. No consent or authorization of, filing with, or other act by or in respect of, any arbitrator or governmental authority of the United States or any state thereof and no consent of any other Person (including, without limitation, any stockholder or creditor of Pledgor), is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement.

            5. No litigation, investigation or proceeding of or before any arbitrator or governmental authority is pending or, to the knowledge of Pledgor, threatened by or against Pledgor or against any of its properties or revenues with respect to this Agreement or any of the transactions contemplated hereby.

            6. The shares of Pledged Stock set forth on Schedule 1 hereto opposite the name of each Issuer constitute the percentage of such issued and outstanding shares set forth opposite the name of such Issuer on such Schedule.

            7. All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.

            8. Pledgor is the record and beneficial owner of, and has good and marketable title to, the Pledged Stock, free of any and all liens or options in favor of, or claims of, any other person, except the security interest created by this Agreement.

      5. Covenants. Pledgor covenants and agrees with the PBGC from and after the date of this Agreement until the Secured Obligations are paid and performed in full:

            1. If such Pledgor shall, as a result of its ownership of the Pledged Stock, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any shares of the Pledged Stock, or otherwise in respect thereof, such Pledgor shall accept the same as the agent of the PBGC, hold the same in trust for the PBGC, and deliver the same forthwith to the PBGC in the exact form received, duly indorsed by Pledgor to the PBGC, if required, together with an undated stock power covering such certificate duly executed in blank by Pledgor and with, if the PBGC so requests, signature guaranteed, to be held by the PBGC, subject to the terms hereof, as additional collateral security for the Secured Obligations, provided that the Pledgor shall be entitled to sell or otherwise dispose of such stock and utilize the proceeds of such sale or disposition to pay the Secured Obligations. Any sums paid upon or in respect of the Pledged Stock upon the liquidation or dissolution of any Issuer shall be paid over to the PBGC to be held by it hereunder as additional collateral security for the Secured Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Stock or any property shall be distributed upon or with respect to the Pledged Stock pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall be delivered to the PBGC to be held by it hereunder as additional collateral security for the Secured Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Stock shall be received by Pledgor, it shall, until such money or property is paid or delivered to the PBGC, hold such money or property in trust, segregated from other funds of Pledgor, as additional collateral security for the Secured Obligations.

            2. Without the prior written consent of the PBGC, such Pledgor will not vote to enable, or take any other action to permit, any Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of any Issuer, sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, create, incur or permit to exist any lien or option in favor of, or any claim of any person with respect to, any of the Collateral, or any interest therein, except for the security interests created by this Agreement or enter into any agreement or undertaking restricting the right or ability of Pledgor or the PBGC to vote, sell, assign or transfer any of the Collateral.

            3. Pledgor shall maintain the security interest created by this Agreement as a first, perfected security interest and shall defend such security interest against claims and demands of all persons whomsoever. At any time and from time to time, upon the written request of the PBGC, and at the sole expense of Pledgor, it will promptly and duly execute and deliver such further instruments and documents and take such further actions as the PBGC may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the PBGC, duly endorsed in a manner satisfactory to the PBGC, to be held as Collateral pursuant to this Agreement.

                  4. Pledgor shall pay, and save the PBGC, the Co-Agents and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

      6. Cash Dividends and Voting Rights; Payments of Principal and Interest. Unless an Event of Default shall have occurred and be continuing and the PBGC shall have given notice to Pledgor of the PBGC's intent to exercise its corresponding rights pursuant to Section 7 below, Pledgor shall be permitted to receive all cash dividends paid in the normal course of business of the Issuers in respect of the Pledged Stock and to exercise all voting and corporate rights with respect to the Pledged Stock; provided, however, that no vote shall be cast or corporate right exercised or other action taken which, in the PBGC's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of this Agreement.

      7. Rights of the Lenders and the PBGC. All money Proceeds received by the PBGC hereunder shall be held by the PBGC and shall continue to be held as collateral security for all the Secured Obligations and shall not constitute payment thereof until applied as provided in paragraph 8(a).

            1. If an Event of Default shall occur and be continuing and the PBGC shall give notice of its intent to exercise such rights to Pledgor, the PBGC shall have the right to receive any and all dividends paid in respect of the Pledged Stock and Pledgor shall segregate and hold in trust for the benefit of the PBGC any payments received by Pledgor after receipt of such notice and make application thereof to the Secured Obligations in such order as the PBGC may determine, all shares of the Pledged Stock shall be registered in the name of the PBGC or its nominee, and the PBGC or its nominee may thereafter exercise all voting, corporate and other rights pertaining to such shares of the Pledged Stock at any meeting of shareholders of any Issuer or otherwise and any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by Pledgor or the PBGC of any right, privilege or option pertaining to such shares of the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the PBGC may determine), all without liability except to account for property actually received by it, but the PBGC shall have no duty to Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing and the PBGC shall be entitled to, but shall in no event be obligated to, exercise any rights and remedies of the holder of any Pledged Note.

      8. Remedies. If an Event of Default shall have occurred and be continuing, at any time at the PBGC's election, the PBGC may apply all or any part of Proceeds in payment of the Secured Obligations as the PBGC may elect.

      9. If an Event of Default shall have occurred and be continuing, the PBGC may exercise, in addition to all other rights and remedies granted in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the Code.

      10. Pledgor shall remain liable for any deficiency if the proceeds of any sale or other disposition of Collateral are insufficient to pay the Secured Obligations and the reasonable fees and disbursements of any attorneys employed by the PBGC to collect such deficiency.

      11. Registration Rights; Private Sales. If the PBGC shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to paragraph 8(b) hereof, and if in the opinion of the PBGC it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, Pledgor will cause the Issuer thereof to execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the PBGC, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and make all amendments thereto and/or to the related prospectus which, in the opinion of the PBGC, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations applicable thereto. Such Pledgor agrees to cause each such Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the PBGC shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of the Securities Act.

      12. Pledgor recognizes that the PBGC may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The PBGC shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

      13. Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section valid and binding and in compliance with any and all other applicable laws. Pledgor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the PBGC, that the PBGC has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against Pledgor, and Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred.

      14. Irrevocable Authorization and Instruction to Issuer. Pledgor hereby authorizes and instructs each Issuer to comply with any instruction received by it from the PBGC in writing that (a) states that an Event of Default has occurred and (b) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from Pledgor, and Pledgor agrees that each Issuer shall be fully protected in so complying.

      15. PBGC's Appointment as Attorney-in-Fact. Pledgor hereby irrevocably constitutes and appoints the PBGC and any officer or agent of the PBGC, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Pledgor and in the name of Pledgor or in the PBGC's own name, from time to time in the PBGC's discretion, but only following an Event of Default by Pledgor, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, including, without limitation, any financing statements, endorsements, assignments or other instruments of transfer.

      16. Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in paragraph 11(a) in accordance with the terms hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

      17. Duty of PBGC. The PBGC's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under
Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the PBGC deals with similar securities and property for its own account, except that the PBGC may hold the same as demand deposits. Neither the PBGC, nor any of its respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral other than for gross negligence or willful misconduct in taking or refraining from taking any action, or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of Pledgor or any other person or to take any other action whatsoever with regard to the Collateral or any part thereof.

      18. Authority of PBGC. Pledgor acknowledges that the rights and responsibilities of the PBGC under this Agreement with respect to any action taken by the PBGC or the exercise or non-exercise by the PBGC of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall be governed by this Agreement. The PBGC shall be conclusively presumed to be acting with full and valid authority so to act or refrain from acting, and neither Pledgor nor any Issuer shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

      19. Notices. Any notices, requests or other communications hereunder shall be in writing, and shall be deemed to have been duly given when mailed by United States registered or certified mail postage prepaid, or upon receipt if overnight delivery service, telecopy, or telex is used, addressed as follows:

      To the PBGC:

Michelle Gray, Manager
Pre-Termination Processing Division
Pension Benefit Guaranty Corporation
1200 K Street, N.W.
Washington, D.C.  20005-4026
(202) 326-4072 (facsimile number)

General Counsel
Pension Benefit Guaranty Corporation
Suite 340
1200 K Street, N.W.
Washington, D.C.  20005-4026
(202) 326-4112 (facsimile number)

      To Pledgor:

Antonio L. DeLise
President and Chief Executive Officer
PubliCARD, Inc.
One Rockefeller Plaza, 14th Floor
New York, N.Y. 10020
(212) 307-5781 (facsimile number)

      With copies to:

Arthur F. Woodard, Esq.
Kaye Scholer, LLP
425 Park Avenue
New York, New York 10022-3598
(212) 836-6555 (facsimile number)

The PBGC and Pledgor may change their addresses and transmission numbers for notices by notice in the manner provided in this Section.

      20. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      21. Submission to Jurisdiction; Waivers. Pledgor hereby irrevocably and unconditionally:

            1. _____________ submits for itself and its property in any legal action or proceeding relating to this Agreement, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

            2. _____________ consents that any such action or proceeding may be brought in such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

            3. _____________ agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to Pledgor at its address set forth on Schedule 3 hereto or at such other address of which the PBGC shall have been notified pursuant to
      Section 15;

            4. _____________ agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

      22. PLEDGOR HEREBY UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN PARAGRAPH (A) ABOVE.

      23. Amendments in Writing; No Waiver; Cumulative Remedies. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by Pledgor and the PBGC, provided that any provision of this Agreement may be waived by the PBGC in a letter or agreement executed by the PBGC or by telex or telecopier transmission from the PBGC.

      24. The PBGC shall not by any act (except by a written instrument pursuant to paragraph 18(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the PBGC any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the PBGC of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the PBGC would otherwise have on any future occasion.

      25. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

      26. Section Headings. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

      27. Successors and Assigns. This Agreement shall be binding upon the successors and assigns of Pledgor and shall inure to the benefit of the PBGC, and its successors and assigns, except that Pledgor may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of PBGC.

      28. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

      IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

PubliCARD, INC.
By: /s/Antonio L. DeLise
    --------------------
    Title: President

                                                                      SCHEDULE 1
                                                             TO PLEDGE AGREEMENT

                          DESCRIPTION OF PLEDGED STOCK

                                      Stock
     Issuer                       Class of Stock*       Certificate No.   No. of Shares        %-age
--------------------            ------------------      ---------------   -------------    --------------
TecSec, Incorporated            Series A Preferred           01           60,058           5% of fully
                                                                                           diluted shares
Infineer Limited                Ordinary Shares              1            320,000          100%
Infineer Limited                Non-cumulative               1            1,060,000        100%
                                Redeemable
                                Preference Shares
Infineer Limited                Non-cumulative               1            825,00           100%
                                Redeemable "B"
                                Preference Shares